                                                                    Exhibit 10.5

                                                                [Execution Copy]

                      WESTERN MIDSTREAM SECURITY AGREEMENT

      This WESTERN MIDSTREAM SECURITY AGREEMENT, dated as of May 3, 2004 (as it may be modified, supplemented or amended from time to time in accordance with its terms, the "Security Agreement"), among WILLIAMS GAS PROCESSING COMPANY, a Delaware corporation ("WGP"), WILLIAMS FIELD SERVICES COMPANY, a Delaware corporation ("WFS"), WILLIAMS GAS PROCESSING - WAMSUTTER COMPANY, a Delaware corporation ("WGPW", WGP. WFS and WGPW are collectively referred to herein as the "Grantors"), in favor of CITICORP USA, INC., as collateral agent (the "Collateral Agent") for the benefit of the Financial Institutions.

                             PRELIMINARY STATEMENTS

      A. The Williams Companies, Inc., a Delaware corporation (the "Company"), Northwest Pipeline Corporation, a Delaware corporation ("NWP"), and Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL", and together with TWC and NWP, the "Borrowers") have entered into a Credit Agreement dated as of May 3, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement", the defined terms of which are used in this Security Agreement as defined therein unless otherwise defined herein), together with Citicorp USA, Inc., as administrative agent and collateral agent ("Collateral Agent"), Bank of America N. A., as syndication agent ("Syndication Agent"), Citibank, N.A. and Bank of America N.A., as issuing banks ("Issuing Banks") and the banks named therein (the "Banks"), and JPMorgan Chase Bank, The Bank of Nova Scotia and The Royal Bank of Scotland PLC as co-documentation agents (collectively, the "Co-Documentation Agents") and Citigroup Global Markets Inc. and Banc of America Securities LLC as joint lead arrangers and co-book runners (collectively, the "Co-Arrangers") providing for the extension of credit and the issuance of Letters of Credit. The Collateral Agent, Syndication Agent, Issuing Banks, Banks, Co-Documentation Agents, Co-Arrangers and each of the successors and permitted assigns of the foregoing are collectively referred to herein as the "Financial Institutions".

      B. The Credit Agreement provides for collateral to be held by the Collateral Agent for the benefit of the Financial Institutions.

      C. It is a condition to certain transactions under the Credit Documents, that each of the Grantors shall have executed and delivered this Security Agreement.

      D. The Company is the principal financing entity for all capital requirements of its Subsidiaries, and from time to time the Company has made capital contributions and advances to its Subsidiaries, including all Grantors. Each of the Grantors is a wholly owned Subsidiary of the Company and will derive substantial direct or indirect benefit from the transactions contemplated by the Credit Agreement.

                                    AGREEMENT

      Therefore, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, each of the Grantors hereby agrees with Collateral Agent for its benefit and the ratable benefit of the other Financial Institutions as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions. The following terms shall have the meanings specified below, and capitalized terms used in this Security Agreement but not defined herein shall have the meanings set forth for such terms in the Credit Agreement.

      "Account" or "Accounts" means "accounts" as that term is defined in the UCC.

      "Applicable Law" or "Applicable Laws" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over the Grantors, the Collateral Agent, the Financial Institutions, the Collateral or the Credit Documents, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to the Grantors, the Collateral Agent, the Financial Institutions, the Collateral or the Credit Documents.

      "Chattel Paper" means "chattel paper" as that term is defined in the UCC and any Electronic Chattel Paper and Tangible Chattel Paper owned by any one or more of the Grantors.

      "Collateral" has the meaning set forth in Section 2.1 of this Security Agreement.

      "Contract" or "Contracts" means all contracts to which any one or more of the Grantors now is, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents or Instruments), all Insurance Contracts, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.

      "Contract Documents" means all Instruments, Chattel Paper, letters of credit, bonds, guarantees or similar documents evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, the Contract Rights.

      "Contract Rights" has the meaning set forth in Section 5.1 of this Security Agreement.

      "Document" or "Documents" means any "document" as that term is defined in the UCC, including, without limitation, a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

      "Electronic Chattel Paper" means "electronic chattel paper" as that term is defined in the UCC.

      "Equipment" means any equipment now or hereafter owned or leased by any of the Grantors, or in which any Grantor holds or acquires any other right, title or interest, constituting "equipment" under the UCC, including without limitation all field lines and drilling equipment, purification equipment, liquefaction equipment, vaporizing equipment, and all other machinery, tools, office equipment, furniture, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment) and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

      "Event of Default" means an "Event of Default" as defined in the Credit Agreement.

      "Fixture" or "Fixtures" means any fixture or fixtures now or hereafter owned or leased by any Grantor, or in which any Grantor holds or acquires any other right, title or interest, constituting "fixtures" under the UCC or that is considered a "fixture" under the law of the state in which such property is located. "Fixtures" as used in this Security Agreement includes, but shall not be limited to, Equipment constituting "fixtures" under the UCC or under the law of the state in which such property is located, all pipe that comprises part of any pipeline system owned by such Grantor, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, including all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto together with all proceeds, products, renewals, increases, profits, substitutions, replacements, additions, and accessions of any of the foregoing.

      "General Intangible" or "General Intangibles" means all general intangibles now or hereafter owned by any of the Grantors, or in which any of the Grantors holds or acquires any other right, title or interest, constituting "general intangibles" or "payment intangibles" under the UCC, including, but not limited to, all trademarks, trademark applications, trademark registrations, trade names, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos and/or designs, copyrights, patents, patent applications, goodwill of such entity's or its affiliate's business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which any of the Grantors is now or hereafter may be entitled, provided, however that "General Intangibles" shall not include any general or limited partnership interests, limited liability company interests, trust interests, joint ventures interests or any other similar equity ownership rights arising under the law of any jurisdiction.

      "Instrument" mean an "instrument" as that term is defined in the UCC, including, without limitation, any Negotiable Instrument, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (other than Instruments constituting Chattel Paper).

      "Insurance Contracts" means all contracts and policies of insurance and re-insurance maintained or required to be maintained by or on behalf of any of the Grantors under the Credit Documents.

      "Inventory" shall mean all of the inventory of any of the Grantors, or in which any of the Grantors holds or acquires any right, title or interest, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, and all materials usable in processing the same and all documents of title covering any inventory, including, without limitation, work in process, materials used or consumed in any of the Grantors' business, now owned or hereafter acquired or manufactured by any of the Grantors and held for sale in the ordinary course of its business, all present and future substitutions therefor, parts and accessories thereof and all additions thereto, all Proceeds thereof and products of such inventory in any form whatsoever, and any other item constituting "inventory" under the UCC.

      "Inventory Records" shall mean all books, records and other property and General Intangibles at any time relating to Inventory.

      "Investment Property" means "investment property" as that term is defined in the UCC, including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts, provided, however that "Investment Property" shall not include any general or limited partnership interests, limited liability company interests, trust interests, joint venture interests or any other similar equity ownership rights arising under the law of any jurisdiction unless such equity ownership interests or rights constitute Proceeds.

      "Negotiable Instrument" means a "negotiable instrument" as that term is defined in the UCC.

      "Collateral Permitted Liens" has the meaning given to such term in the Credit Agreement.

      "Proceeds" means "proceeds" as that term is defined in the UCC, and includes, but is not limited to, all proceeds of any or all of the Collateral, including without limitation (a) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority), (c) all proceeds received or receivable when any or all of the Collateral are sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      "Receivables" means all Accounts and all of the Grantors' rights to payment for goods sold or leased, services performed, or otherwise, whether now in existence or arising from time to time hereafter, including, without limitation, rights arising under any of the Contracts or evidenced by an account, note, contract, security agreement, Chattel Paper, or other evidence of indebtedness or security, together with all of the right, title and interest of any of the Grantors in and to (a) all security pledged, assigned, hypothecated or granted to or held by any of the Grantors to secure the foregoing, (b) all of any of the Grantors' right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney granted to any of the Grantors for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any of the Grantors or any computer bureau from time to time acting for any of the Grantors, (f) all evidences of the filing of financing statements and other statements granted to any of the Grantors and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

      "Secured Obligations" shall mean the Obligations (as such term is defined in the Credit Agreement).

      "Tangible Chattel Paper" means "tangible chattel paper" as that term is defined in the UCC.

      "Titled Vehicles" means vehicles in which a security interest can not be perfected by filing a financing statement under the UCC.

      "UCC" shall mean the Uniform Commercial Code in effect in the State of New York, as amended from time to time.

                                   ARTICLE II

                               SECURITY INTERESTS

      Section 2.1 Pledge, Assignment and Grant of Security Interests. As collateral security for the prompt and complete payment and performance when due of all Secured Obligations, each Grantor, severally, hereby assigns and pledges to Collateral Agent for the benefit of the Financial Institutions and hereby grants to the Collateral Agent for the benefit of the Financial Institutions a lien on and continuing security interest in all of such Grantor's right, title and interest in, to and under (all items described in this Section 2.1, whether now owned or hereafter acquired by such Grantor and wherever located and whether now existing or hereafter arising, collectively, the "Collateral"):

      (a) all Contracts, all Contract Rights, all Contract Documents and each and every document granting security to any of the Grantors under any such Contract, and any Instrument related to or arising because of any such Contract;

      (b)   all Receivables;

      (c)   all Investment Property;

      (d)   all General Intangibles;

      (e)   all Chattel Paper;

      (f)   all Documents;

      (g)   all Equipment;

      (h)   all Inventory;

      (i)   all Fixtures;

      (j) all amounts from time to time held in any checking, savings, deposit or other account of any of the Grantors, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments held in such accounts;

      (k) all Governmental Requirements now or hereafter held by any of the Grantors (except that any Governmental Requirement which would by its terms or under Applicable Law become void, voidable, terminable or revocable by being subjected to the Lien of this Security Agreement or in which a Lien is not permitted to be granted under Applicable Law, is hereby excluded from such Lien to the extent necessary so as to avoid such voidness, voidability, terminability or revocability);

      (l) all rights to receive a payment under any hedging agreement in connection with a termination thereof;

      (m) without limiting the generality of the foregoing, all other personal property, goods, Instruments, credits, claims, and demands of such Grantor whether now existing or hereafter acquired from time to time;

      (n) any and all additions, accessions and improvements to, all substitutions and replacements for and all products and Proceeds of or derived from all of the foregoing items described above in this
            Section 2.1; and

      (o)   any and all Proceeds of any of the foregoing.

      Notwithstanding the general grant of a security interest set forth above in this Section 2.1, "Collateral" as used herein and the defined terms used above in the description of Collateral shall not include (i) the Excluded Assets, (ii) the LC Cash Collateral Accounts, or (iii) any property to the extent that a grant of a security interest therein is prohibited by any requirements of law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such requirement of law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such requirement of law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

      Section 2.2 After-Acquired Property. The security interest pledged, assigned and granted to Collateral Agent pursuant to this Security Agreement is intended to extend to all Collateral of the kind that is the subject of this Security Agreement which any of the Grantors may acquire at any time during the continuation of this Security Agreement, irrespective of whether such Collateral is in transit or in any of the Grantors' or Collateral Agent's or any other Person's constructive, actual, or exclusive occupancy or possession.

      Section 2.3 Obligations Independent. The obligations of each Grantor under this Security Agreement are independent of the obligations of the Borrowers, any other Grantor, or any other Person, and a separate action or actions may be brought and prosecuted against any one or more of the Grantors to enforce this Security Agreement, irrespective of whether any action is brought against the Borrowers, any other Grantor, or any other Person or whether the Borrowers, the Grantors, or any other Person is joined in any such action or actions.

      Section 2.4 Obligations Absolute. Each Grantor agrees, severally, that it will perform its obligations hereunder strictly in accordance with the terms of this Security Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Secured Obligations of the other Credit Parties or the rights of any of the Financial Institutions with respect thereto. The liability of each of the Grantors under this Security Agreement shall be absolute and unconditional irrespective of:

      (a)   any lack of validity or enforceability of any Credit Document;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other liabilities, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Secured Obligations or any other liabilities resulting from the extension of additional credit or otherwise;

      (c) any liquidation, dissolution or termination of existence of, or other change in, any Borrower or any other Person;

      (d) any bankruptcy, insolvency, receivership or other proceeding involving any Borrower, any one or more of the Grantors, or any other Person or any defense that may arise in connection with or as a result of any such bankruptcy, insolvency, receivership or other proceeding or otherwise;

      (e) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or any other liabilities;

      (f) any manner of application of Collateral, or proceeds thereof or of collections on account of any guaranty, to all or any of the Secured Obligations or any other liabilities, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other liabilities or of any other Collateral of any Borrower, any one or more of the Grantors, or any other Person; or

      (g) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Borrower, any one or more of the Grantors, a surety or any other Person (other than the satisfaction of the Secured Obligations).

      Section 2.5 Security for Obligations. The security interests and other rights granted pursuant to this Security Agreement secure, and the Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations. Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no Letters of Credit may at certain times be outstanding, the Liens granted hereunder to the Collateral Agent shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the commitments, however described, under the Credit Documents, the repayment of all obligations due and the expiration or termination of all outstanding letters of credit provided under the Credit Documents (all such commitments, repayment obligations and outstanding letters of credit are referred to herein as the "Credit Document Commitments").

      Section 2.6 Actions Prior to Event of Default. With respect to each Grantors' obligation pursuant to Sections 5.1(e)(i), 5.1(g), and 5.1(l)(i) of the Credit Agreement to cause an Acceptable Security Interest in the Collateral described in this Security Agreement to be created, unless an Event of Default has occurred and is continuing, such obligation shall be satisfied by the execution of this Security Agreement and the filing of applicable financing statements pursuant to Section 3.2 hereof. Subject to each Grantors' compliance with the obligations described in the previous sentence, such Grantor shall not be required to take any further action with respect to the granting or perfection of a security interest in the Collateral covered hereby, including without limitation, providing the Collateral Agent with "control" (within the meaning of Section 8-106 of the UCC) of any deposit accounts, securities accounts or other account or taking any action with respect to Titled Vehicles or delivery of any Collateral, including any Instrument, Document, Chattel Paper, or Negotiable Instrument, unless an Event of Default has occurred and is continuing. Following the occurrence and during the continuance of an Event of Default and upon Collateral Agent's request, each Grantor shall promptly take all actions required by the Collateral Agent to cause an Acceptable Security Interest to exist in all Collateral.

      Section 2.7 Grantors Remain Liable. Notwithstanding any other provisions of this Security Agreement to the contrary, (a) each Grantor shall remain severally liable to perform any and all obligations imposed on such Grantor under the Credit Documents or with respect to the Collateral and to perform any and all duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Collateral Agent of any of its rights hereunder shall not release any of the Grantors from any of its duties or obligations under the Credit Documents and (c) neither Collateral Agent nor any of the other Financial Institutions shall have any obligation or liability under the Credit Documents by reason of this Security Agreement, nor shall Collateral Agent or any other Financial Institution be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      Section 2.8 Power of Attorney. Each Grantor hereby constitutes and appoints Collateral Agent as such Grantor's attorney-in-fact, at all of Grantors' cost and expense, for which each Grantor shall be severally liable, to exercise, in Collateral Agent's discretion after the occurrence and during the continuance of an Event of Default, all or any of the following powers, which appointment, being coupled with an interest, shall be irrevocable until all of the Secured Obligations have been paid in full and all Commitments have been terminated:

      (a) to obtain and adjust insurance under insurance policies naming any of the Grantors as an insured party;

      (b) to receive, take, endorse, sign, assign, deliver and collect, all in Collateral Agent's name or any Grantor's name, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

      (c) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

      (d) to receive, open and dispose of all mail addressed to any of the Grantors with respect to the Collateral which comes into the possession of Collateral Agent and to notify postal authorities to change the address for delivery thereof to such address as Collateral Agent designates, with a copy of such notice to the affected Grantor;

      (e) to request from account debtors of any of the Grantors, in the affected Grantor's name or Collateral Agent's name or that of Collateral Agent's designee, information concerning the Receivables and the amounts owing thereon;

      (f) to transmit to account debtors indebted on Receivables a notice of Collateral Agent's interest therein;

      (g) to notify account debtors indebted on Receivables to make payment directly to Collateral Agent; and

      (h) to take or bring, in any Grantor's name or Collateral Agent's name, all steps, actions, suits or proceedings deemed by Collateral Agent necessary or desirable to enforce or effect collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Contract or the rights of Collateral Agent with respect to any of the Collateral.

      Section 2.9 Waiver. Each of the Grantors hereby waives promptness, diligence, notice of acceptance and any other notice (except notices expressly required to be given to the Grantors under this Security Agreement) with respect to any of the Secured Obligations and this Security Agreement and any requirement that Collateral Agent or any other Financial Institution protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against any one or more of the Grantors or any other Person or any of the Collateral.

      Section 2.10 Subrogation. Each of the Grantors hereby irrevocably waives any and all rights to which it may be entitled (by operation of law or otherwise) by performing its obligations under this Security Agreement to be subrogated to the rights of the Financial Institutions against any Borrowers or any of the other Grantors until the Obligations have been paid in full and the Commitments have been terminated. If any amount shall be paid to any of the Grantors on account of such subrogation rights, such Grantor agrees to hold such amount or such payment, as the case may be, in trust for the benefit of the Financial Institutions, and such Grantor agrees to forthwith pay such amount or such payment, as the case may be, to the Collateral Agent to be credited against and applied upon the Secured Obligations, whether matured or unmatured, in such order as may be determined by the Collateral Agent.

      Section 2.11 Limitation on Grant. The Financial Institutions and each of the Grantors hereby acknowledge that the security interests granted pursuant to this Security Agreement and the obligations more fully described herein are limited to an aggregate transfer equal to the largest amount that would not render such Grantor's grant and obligations under the Security Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of an applicable state law.

                                   ARTICLE III

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

      In addition to such representations, warranties and covenants as are made by the Borrowers and by and on behalf of any one or more of the Grantors under the Credit Documents, which representations, warranties and covenants are hereby deemed made and incorporated into this Security Agreement each as though set forth in its entirety herein, each Grantor, represents and warrants, as of the date hereof and as of the date of each extension of credit under the Credit Agreement, as follows in this Article III:

      Section 3.1 Chief Executive Office; Name; Records. Each Grantor's (a) chief executive office address, and (b)state of organization and exact legal name, as reflected in its certificate of incorporation or other original organization document approved by the Governmental Authority charged with approving such documents and authorizing and authenticating the existence of entities in the applicable jurisdiction, is set forth in Schedule I to this Security Agreement. Such information on Schedule I shall be deemed to be updated from time to time by notice to the Collateral Agent given in accordance with
Section 5.2(i) of the Credit Agreement.

      Section 3.2 Financing Statements and Registrations. Each Grantor authorizes Collateral Agent to file in such jurisdictions as determined by Collateral Agent any such financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of each Grantor where permitted by Applicable Law.

                                   ARTICLE IV

 SPECIAL PROVISIONS CONCERNING RECEIVABLES, CONTRACTS, INSTRUMENTS AND ACCOUNTS

      Section 4.1 Payments Under Contracts and Receivables.

      (a) Notice to Grantors under Contracts. Each Grantor agrees and confirms that, upon the request of Collateral Agent made after an Event of Default and during the continuance thereof, it will notify each party to any Contracts of the assignment thereof to Collateral Agent, instruct each of them that all payments due or to become due and all amounts payable to such Grantor under such Contracts shall, until the Secured Obligations are paid in full and the Credit Document Commitments have been terminated, be made to Collateral Agent, and, if requested by Collateral Agent and reasonably feasible, obtain a written consent and acknowledgement from them in form and substance reasonably acceptable to Collateral Agent. Unless notified to the contrary by Collateral Agent, each Grantor shall, at its own cost and expense, enforce collection of any amounts payable under the Contracts in accordance with Section 5.1(l)(vi) of the Credit Agreement.

      (b) Non-Payment to Collateral Agent. Until the Secured Obligations are paid in full and all Credit Document Commitments have been terminated, if after the occurrence of an Event of Default and during the continuance thereof and upon the request of the Collateral Agent any of the Grantors shall receive directly from any party to the Contracts or from any account debtor or other obligor under any Receivable any payments under the Contracts or the Receivables, such Grantor shall receive (and hereby acknowledges that it is receiving) such payments in trust for the benefit of the Financial Institutions, shall segregate such payments from other funds of such Grantor, and shall forthwith transmit and deliver such payments to the Collateral Agent in the same form as so received (with any necessary endorsement) for application to the Secured Obligations.

      (c) No Assignment of, or Obtaining Consents under, Contracts. No Grantor shall be required to assign any of its interests in or rights or remedies under any Contract or Contract Documents, including, without limitation, any hedging agreements, or obtain any consent thereunder except during the existence of an Event of Default.

      Section 4.2 Direction to Account Parties, Contracting Parties, etc. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, such Grantor shall be bound by any collection, compromise, forgiveness, extension or other action taken by Collateral Agent with respect to the Receivables and the Contracts. Upon the occurrence and during the continuance of an Event of Default, without notice to or assent from any of the Grantors, Collateral Agent may apply any or all amounts then or thereafter deposited with it to the Secured Obligations. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any of the Grantors or Collateral Agent, shall be borne by the Grantors.

                                    ARTICLE V

                     SPECIAL PROVISIONS CONCERNING CONTRACTS

      Section 5.1 Security Interest in Contract Rights. Each Grantor's grant, pursuant to Section 2.1 of this Security Agreement, to the Financial Institutions of a security interest in and on all of the right, title and interest in and to each and all of the Contracts, the Contract Documents and the contract rights thereunder owned by such Grantor, includes, but is not limited to:

      (a) all (i) of such Grantor's rights to payment under any Contract or Contract Document and (ii) payments due and to become due to such Grantor under any Contract or Contract Document, in each case whether as contractual obligations, damages or otherwise;

      (b) all of such Grantor's claims, rights, powers, or privileges and remedies under any Contract or Contract Document; and

      (c) all of such Grantor's rights under any Contract or Contract Document to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract or Contract Document to demand, receive, enforce or collect any of the foregoing rights or any property which is the subject of any Contract or Contract Document, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the opinion of Collateral Agent, may be necessary or advisable in connection with any of the foregoing (all of the foregoing in this Section 5.1, the "Contract Rights").

      Section 5.2 Contract Right Remedies. Upon the occurrence and during the continuation of an Event of Default (but not prior to such time), Collateral Agent may enforce all remedies, rights, powers and privileges of any one or more of the Grantors under any or all of the Contracts and Contract Documents and/or substitute itself or any nominee or trustee in lieu of such Grantor or Grantors as party to any of the Contracts and Contract Documents.

                                   ARTICLE VI

                                    REMEDIES

      Section 6.1 Remedies; Obtaining the Collateral Upon Default. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have all the rights and remedies of a secured party under the laws which govern the creation, perfection or enforcement of security interests hereunder to enforce this Security Agreement and the security interests contained herein, and, in addition, Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, in addition to its other rights and remedies hereunder, including without limitation under Section 6.2 hereof, do any of the following to the extent permitted by Applicable Law:

      (a) personally, or by trustees or attorneys, immediately take possession of the Collateral or any part thereof, from any one or more of the Grantors or any other Person who then has possession of any part thereof with or without notice or process of any Applicable Law, and for that purpose may enter upon any one or more of the Grantors' premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of any one or more of the Grantors;

      (b) take possession of the Collateral or any part thereof, by directing any one or more of the Grantors in writing to deliver the same to Collateral Agent at any place or places designated by Collateral Agent, in which event the applicable Grantor shall at its own expense:

            (i) forthwith cause the same to be moved to the place or places so designated by Collateral Agent and there be delivered to Collateral Agent;

            (ii) store and keep any Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent as provided in Section 6.2 of this Security Agreement; and

            (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain same in good condition.

To the extent permitted by Applicable Law, each Grantor's obligation to deliver the Collateral is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, Collateral Agent shall be entitled to obtain a decree requiring specific performance by any one or more of the Grantors of said obligations.

      Section 6.2 Disposition of the Collateral. Any Collateral of which Collateral Agent has taken possession under or pursuant to Section 6.1 of this Security Agreement and any other Collateral, whether or not so possessed by Collateral Agent, may, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by Applicable Law (including, without limitation, the rules and regulations of the FERC), be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Collateral Agent may, in compliance with any requirements of Applicable Law, determine to be commercially reasonable. Any such disposition shall be made upon not less than ten (10) days' written notice to the applicable Grantor specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by Collateral Agent or after any overhaul or repair which Collateral Agent shall determine to be commercially reasonable. To the extent permitted by Applicable Law, Collateral Agent or any Financial Institution may itself bid for and become the purchaser of the Collateral or any item thereof offered for sale at a public auction without accountability to any of the Grantors (except to the extent of any surplus money received as provided in the Credit Documents).

      Section 6.3 Waiver.

      (a) EXCEPT AS OTHERWISE PROVIDED IN THIS SECURITY AGREEMENT, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH COLLATERAL AGENT'S TAKING POSSESSION OR COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ANY OF THE GRANTORS WOULD OTHERWISE HAVE UNDER ANY APPLICABLE LAW, AND EACH GRANTOR, FOR ITSELF AND ALL WHO MAY CLAIM UNDER IT, HEREBY FURTHER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW:

            (i) all damages occasioned by such taking of possession of any Collateral except to the extent attributable to the gross negligence or willful misconduct of the Collateral Agent or its agents;

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Applicable Law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Collateral or any portion thereof.

      (b) Without limiting the generality of the foregoing and to the extent permitted by Applicable Law, during the continuance of an Event of Default, each Grantor hereby: (i) authorizes Collateral Agent, in its sole discretion and without notice to or demand upon any of the Grantors and without otherwise affecting the obligations applicable hereunder from time to time, to take and hold other collateral (in addition to the Collateral) for payment of any Secured Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Secured Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other Person granting security for or in any way obligated upon any Secured Obligations, or any part thereof; and
            (ii) waives and releases any and all right to require Collateral Agent to collect any of the Secured Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Secured Obligations or from any collateral (other than the Collateral) for any of the Secured Obligations.

      (c) To the extent permitted by Applicable Law, any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of any of the Grantors therein and thereto.

      Section 6.4 Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof shall be applied (i) first, to payment of all reasonable costs, fees and expenses, including indemnity payments owing to and reasonable attorneys' fees and expenses incurred by Collateral Agent in exercising the remedies hereunder (ii) second, to the payment of the Secured Obligations and/or deposited into a LC Cash Collateral Account in accordance with the applicable provisions of the Credit Agreement, and (iii) third, the remainder, if any, shall be paid to the respective Grantor, or to Grantor's heirs, devisees, representatives, successors or permitted assigns, or such other persons as may be entitled thereto. Grantor shall be liable for any remaining deficiency remaining after sale.

      Section 6.5 Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby specifically given to Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Security Agreement, under any other Security Document or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Collateral Agent. All such rights, powers and remedies shall be cumulative, and the exercise or the partial exercise of one shall not be deemed a waiver of the right to exercise of any other. No delay or omission of Collateral Agent in the exercise any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof and no renewal or extension of any of the Secured Obligations, shall impair any such right, remedy, power or privilege or shall constitute a waiver thereof.

      Section 6.6 Discontinuance of Proceedings. In case Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry, or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Collateral Agent, then, in every such case, each of the Grantors, Collateral Agent and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Security Agreement, and all rights, remedies and powers of Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VII

                           CONCERNING COLLATERAL AGENT

      Section 7.1 Collateral Agent's Rights. The provisions of Article VII of the Credit Agreement shall inure to the benefit of Collateral Agent in respect of this Security Agreement and shall be binding upon the parties hereto.

      Section 7.2 Action by Nominees. Notwithstanding anything to the contrary in this Security Agreement, any and all of the rights, powers and remedies of Collateral Agent under this Security Agreement may be exercised by any nominee(s) of the Collateral Agent or any other agent, person or nominee acting on behalf of the Collateral Agent may assign or delegate all or any part of its rights and obligations under this Security Agreement to any one or more agent(s), person(s) or other nominee(s).

      Section 7.3 Limitation on Duty of Collateral Agent in Respect of Collateral. Collateral Agent shall have no duty as to any Collateral in its possession or control other than to comply with mandatory provisions of law and for its gross negligence or willful misconduct or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Collateral Agent, unless Collateral Agent was grossly negligent in the selection thereof. Collateral Agent may, without notice to any of the Grantors except as required by law and (except as expressly required in the last sentence of this Section 7.3) at any time or from time to time, (i) after the occurrence and during the continuance of an Event of Default, and if (ii) either (a) the Revolving Credit Advances owed by any Borrower having become due and payable in accordance with the terms of the Credit Agreement or (b) the making of the request or the granting of the consent specified by Section 6.1 of the Credit Agreement to authorize the Agent to declare the Revolving Credit Advances owed by any Borrower due and payable pursuant to the provisions of Section 6.1 of the Credit Agreement, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Collateral or in any other deposit account. Collateral Agent or each Financial Institution (as the case may be, agree promptly to notify the Grantors after any such set-off and application made by Collateral Agent or such Financial Institution provided that the failure to give such notice shall not affect the validity of such set-off and application.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      Section 8.1 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder shall be given in accordance with the terms of Section 8.2 of the Credit Agreement; however, any notice to a Grantor shall be deemed effective if delivered to the Company.

      Section 8.2 Amendments; Waivers. Any amendment or waiver to this Security Agreement or any provision hereof shall only be effective to the extent such amendment or waiver (a) complies with all of those requirements set forth in
Section 8.1 of the Credit Agreement and (b) is executed by the Persons that would be required to execute a like amendment of the Credit Agreement. Furthermore, all amendments and waivers to this Security Agreement will be subject to the limitations and restrictions applicable to amendments and waivers of the Credit Agreement.

      Section 8.3 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Grantors, Collateral Agent and the other Financial Institutions and their respective successors and permitted assigns.

      Section 8.4 Survival. All agreements, statements, representations and warranties made by the Grantors herein or in any certificate or other instrument delivered by the Grantors or on the behalf of the Grantors under this Security Agreement shall be considered to have been relied upon by Collateral Agent and the other Financial Institutions and shall survive the execution and delivery of this Security Agreement and the other Credit Documents regardless of any investigation made by Collateral Agent or any other Financial Institution or on their behalf.

      Section 8.5 Headings Descriptive. The headings of the various articles, sections and paragraphs of this Security Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

      Section 8.6 Severability. In the event any one or more of the provisions contained in this Security Agreement or in any other Security Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 8.7 Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 8.8 Waiver of Jury Trial. EACH OF THE GRANTORS, THE COLLATERAL AGENT AND THE OTHER FINANCIAL INSTITUTIONS DOES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE NOTES, ANY LETTERS OF CREDIT, ANY OTHER CREDIT DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      Section 8.9 Forum Selection and Consent to Jurisdiction; Damages. ANY LITIGATION BASED HEREON OR ACTION OF THE COLLATERAL AGENT, THE FINANCIAL INSTITUTIONS OR THE GRANTORS IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL MAY BE FOUND. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES TO THE COMPANY SPECIFIED IN SECTION 8.2 OF THE CREDIT AGREEMENT. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT

IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT. EACH OF THE GRANTORS, THE COLLATERAL AGENT, AND THE OTHER FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION REFERRED TO IN THIS SECTION 8.9 ANY EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT NOTHING HEREIN SHALL CONSTITUTE A WAIVER BY THE AGENT, THE GRANTOR, ANY ISSUING BANK OR ANY BANK OF THE RIGHT TO RECEIVE FULL PAYMENT OF ALL SECURED OBLIGATIONS. GRANTOR HEREBY APPOINTS TWC TO SERVE AS ITS AGENT FOR SERVICE OF PROCESS ON BEHALF OF GRANTOR IN CONNECTION WITH THE CREDIT DOCUMENTS AND THE OBLIGATIONS.

      Section 8.10 Collateral Agent May Perform. If any one or more of the Grantors fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by such Grantor.

      Section 8.11 Termination; Release. When all of the Secured Obligations have been satisfied or irrevocably paid in full and all Commitments have expired or are terminated, this Security Agreement shall terminate (except as provided in Section 8.12 of this Security Agreement), and Collateral Agent, at the expense of the Grantors, will promptly execute and deliver to each of the Grantors the proper instruments acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to any one or more of the Grantors (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, and shall take such other action, at the Grantors' expense, as the Grantors may reasonably request to effectuate the foregoing. To the extent any Collateral is sold as permitted under the Credit Agreement, such Collateral (unless sold to Company or any of its Subsidiaries) shall be sold free and clear of the Liens created hereby (which Liens shall be automatically released upon such permitted sale), and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in order to effect the foregoing. Promptly upon the request of the Grantors, at the Company's expense, the Collateral Agent will take such action and execute and deliver such instruments and documents necessary to release the liens and security interests created hereby on the Collateral sold or otherwise disposed of, such instruments and documents to be in form and substance reasonably satisfactory to the Collateral Agent.

      Section 8.12 Reinstatement. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Collateral Agent in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any Financial Institution upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any one or more of the Grantors, or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any one or more of the Grantors or any substantial part of its Collateral, or otherwise, all as though such payments had not been made.

      Section 8.13 Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by telecopier shall be as effective as delivery of an original executed counterpart of this Security Agreement.

      Section 8.14 No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Grantors, the Collateral Agent and the Financial Institutions, and no Person (other than the parties hereto and the Financial Institutions) shall have any rights hereunder.

      Section 8.15 Information. Each Grantor will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as Collateral Agent may reasonably request, all in reasonable detail.

      Section 8.16 Costs and Expenses. Each Grantor shall pay on demand to Collateral Agent the amount of any and all reasonable expenses that Collateral Agent may incur in connection with this Security Agreement in accordance with
Section 8.4 of the Credit Agreement.

Schedule I State of Organization and Addresses of Grantors

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        COLLATERAL AGENT:

                                        CITICORP USA, INC., solely in its
                                        capacity as Collateral Agent

                                        By: /s/ Todd J. Mogil
                                            -----------------
                                        Name:  Todd J. Mogil
                                        Title: Vice President

                     [WESTERN MIDSTREAM SECURITY AGREEMENT]

                                        GRANTORS:

                                        WILLIAMS FIELD SERVICES COMPANY, a
                                        Delaware corporation

                                        By: /s/ Travis N. Campbell
                                            ----------------------
                                        Name:  Travis N. Campbell
                                        Title: Assistant Treasurer

                                        WILLIAMS GAS PROCESSING COMPANY, a
                                        Delaware corporation

                                        By: /s/ Travis N. Campbell
                                            ----------------------
                                        Name:  Travis N. Campbell
                                        Title: Assistant Treasurer

                                        WILLIAMS GAS PROCESSING - WAMSUTTER
                                        COMPANY, a Delaware corporation

                                        By: /s/ Travis N. Campbell
                                            ----------------------
                                        Name:  Travis N. Campbell
                                        Title: Assistant Treasurer

                     [WESTERN MIDSTREAM SECURITY AGREEMENT]